                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                            WHITEHALL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act
         Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             WHITEHALL CORPORATION
                                2659 NOVA DRIVE
                              DALLAS, TEXAS 75229

                                 March 30, 1995

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Whitehall Corporation to be held on Monday, May 1, 1995, at 11:00 a.m., local time, at The Grand Kempinski Dallas, 15201 Dallas Parkway, Dallas, Texas 75248 (the "Annual Meeting").

     The Notice of Meeting and Proxy Statement on the following pages cover the formal business of the Annual Meeting, which includes proposals (i) to elect seven named nominees as directors of Whitehall Corporation and (ii) to ratify the appointment of Arthur Andersen LLP, certified public accountants, as Whitehall Corporation's auditors for the fiscal year ending December 31, 1995.

     The Board of Directors recommends that stockholders vote in favor of each proposal. We strongly encourage all stockholders to participate by voting their shares by proxy whether or not they plan to attend the Annual Meeting. Please sign, date, and mail the enclosed proxy card as soon as possible. If you do attend the Annual Meeting, you may still vote in person.

     For your information, enclosed is the 1994 Annual Report of Whitehall Corporation. We look forward to seeing you at the Annual Meeting.

                                                        Sincerely,

                                                      GEORGE F. BAKER
                                                   Chairman of the Board

                             WHITEHALL CORPORATION
                                2659 NOVA DRIVE
                              DALLAS, TEXAS 75229

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 1995

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Whitehall Corporation, a Delaware corporation (the "Company"), will be held on Monday, May 1, 1995, at 11:00 a.m., local time, at The Grand Kempinski Dallas, 15201 Dallas Parkway, Dallas, Texas 75248, for the purpose of considering and acting upon the following proposals as set forth in the accompanying Proxy Statement:

          1. To elect seven named nominees as directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

          2. To ratify the appointment of Arthur Andersen LLP, certified public accountants, as auditors of the Company for the fiscal year ending December 31, 1995; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on March 23, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

     Whether or not you plan to attend the Annual Meeting, please complete, date, and sign the enclosed proxy card and return it promptly to the Company in the return envelope enclosed for your use. You may revoke your proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending and voting at the Annual Meeting.

     You are cordially invited to attend.

                                            By Order of the Board of Directors,

                                                      BRUCE C. CONWAY
                                                         Secretary

Dated: March 30, 1995

                             WHITEHALL CORPORATION
                                2659 NOVA DRIVE
                              DALLAS, TEXAS 75229

                                PROXY STATEMENT

     Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of proxy for the Annual Meeting of Stockholders (the "Meeting") solicited by the Board of Directors (the "Board of Directors") of Whitehall Corporation, a Delaware corporation (the "Company"). The Board of Directors has fixed the close of business on March 23, 1995, as the record date for the determination of stockholders who are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. The holders of a majority of the outstanding shares of common stock of the Company, $0.10 par value per share (the "Common Stock"), present in person, or represented by proxy, will constitute a quorum at the Meeting.

     This Proxy Statement and the enclosed proxy are being sent to the stockholders of the Company on or about March 30, 1995.

     Only stockholders of record at the close of business on March 23, 1995, will be entitled to vote at the Meeting. At the close of business on such record date there were outstanding 2,707,300 shares of the Common Stock constituting the only class of voting securities of the Company issued and outstanding. Each share of the Common Stock entitles the holder to one vote.

     Directors of the Company shall be elected by a plurality of the votes cast in person or by proxy at the Meeting. Votes withheld with respect to any nominee for director will be excluded from the vote totals and will have no effect on the determination of a plurality. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting is necessary to ratify the appointment of Arthur Andersen LLP, certified public accountants ("Arthur Andersen"), as the Company's auditors for the fiscal year ending December 31, 1995, and to transact any other business as may properly come before the Meeting or any adjournments or postponements thereof. For purposes of determining whether a matter has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention has the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and therefore will have no effect on the vote.

     A proxy that is properly submitted to the Company may be properly revoked at any time before it is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company, at or before the Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of the Common Stock and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). With respect to the election of directors of the Company ("Proposal 1"), unless authority to vote for all directors or any individual director is withheld, all the shares represented by a proxy will be voted for the election of directors as set forth in this Proxy Statement. Where a stockholder has specified a vote for or against the ratification of the appointment of Arthur Andersen as the Company's auditors ("Proposal 2"), such proxy will be voted as specified. If no such direction is given, all the shares represented by the proxy will be voted in favor of Proposal 1 and Proposal 2 and in the discretion of the persons named in the accompanying proxy card as to any other business to properly come before the Meeting or any adjournments or postponements thereof.

     The cost of soliciting proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees, and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Common Stock.

          IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING,

         PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD PROMPTLY.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Information regarding the nominees to each of the seven positions on the Board of Directors of the Company (the "Nominees") to be elected at the Meeting is set forth below. Unless authority to vote on the election of all Nominees or any individual Nominee is specifically withheld by appropriate designation on the face of the proxy card, the persons named in the accompanying proxy card will vote such proxy for the election of the Nominees named below. If elected, such Nominees will serve as directors of the Company until the next Annual Meeting of Stockholders of the Company and until their successors are elected and qualified.

     Management does not contemplate that any of the Nominees will be unable to serve, but if such a situation should arise, the persons named in the accompanying proxy card will nominate and vote for the election of such other person or persons as the Board of Directors recommends.

                       NOMINEES FOR ELECTION AS DIRECTORS

       NAME AND ADDRESS         AGE         PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------------------------  ---    -------------------------------------------------------
George F. Baker...............  55     Mr. Baker has been a director of the Company since
  767 Fifth Avenue                       March 1991, and he has served as Chairman of the Board
  New York, NY 10153                     of Directors and Chief Executive Officer since April
                                         1991 and President since October 1991. Mr. Baker is a
                                         director of Digicon, Inc. Mr. Baker has been a
                                         managing partner of Cambridge Capital Fund, L.P., an
                                         investment partnership, since 1988 and, since 1967, a
                                         managing partner of Baker Nye, L.P., an investment
                                         partnership. Mr. Baker serves as Governor of Society
                                         of the New York Hospital, Trustee of New York
                                         Zoological Society, Trustee of Quebec Labrador
                                         Foundation, Trustee of St. Paul's School, a member of
                                         the Associates of the Harvard Graduate School of
                                         Business, a member of the Visiting Committee of the
                                         John F. Kennedy School of Government of Harvard
                                         College, and a member of the Harvard College
                                         Committee of University Resources.

Bruce C. Conway...............  43     Mr. Conway has been a director of the Company since
  4508 San Carlos                        October 1990 and he has served as Secretary since April
  Dallas, TX 75205                       1991. Mr. Conway has been President of Conway
                                         Holdings, Inc., an oil and gas investment company,
                                         since its formation in 1991, Vice President and a
                                         director of Matrix Gas Corp., a natural gas company,
                                         since January 1993, and general partner of R.V. Lynch
                                         & Co., a gas gathering company, since January 1991.
                                         Mr. Conway has been Vice President and a director of
                                         Sibtex Chura Ltd. since December 1994 and a general
                                         partner of Alex Properties since 1994. From May 1989
                                         through April 1990, Mr. Conway was a financial
                                         consultant to Combined Drilling Ventures, an oil and
                                         gas company, and from January 1988 through June 1988,
                                         Mr. Conway was an institutional salesman for Freeman
                                         Securities, a brokerage firm. Mr. Conway also served
                                         as a registered representative of Fahnestock &
                                         Company, a brokerage firm, from January 1982 through
                                         December 1987.

       NAME AND ADDRESS         AGE         PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------------------------  ---    -------------------------------------------------------
Arthur H. Hutton..............  63     Mr. Hutton has been a director of the Company since May
  39 Sunset Drive                        1993 and a consultant to Aero Corporation, a
  Manhasset, New York 11030              wholly-owned subsidiary of the Company, since October
                                         1991. Mr. Hutton has been Vice Chairman and a
                                         director of World Auxiliary Power Company, an
                                         aircraft modification company, since January 1988 and
                                         was Advisor to the Chairman of Pan American
                                         Commercial Services, a subsidiary of Pan American
                                         World Airways, from 1987 to 1988. Mr. Hutton has
                                         served as President and Chief Executive Officer of
                                         World Airways, Inc., Senior Vice President of Pan
                                         American World Airways, and General Manager of
                                         British West Indian Airways, each of which is a
                                         commercial airline. Mr. Hutton is also an attorney
                                         and member of the New York and California state bar
                                         associations and, in July 1991, he retired as a Major
                                         General in the United States Air Force Reserve.

John J. McAtee, Jr............  58     Mr. McAtee has been a director of the Company since
  1345 Sixth Avenue                      March 1991. Mr. McAtee is a director of Metzler
  New York, NY 10105                     Corporation, a subsidiary of Bankhaus von Metzler
                                         A.G. and has served as Vice Chairman and head or
                                         co-head of Investment Banking since July 1990 of
                                         Smith Barney Harris Upham & Co. Incorporated. Prior
                                         to July 1990, Mr. McAtee was a senior partner at the
                                         law firm of Davis Polk & Wardwell.

Jack S. Parker................  76     Mr. Parker has been a director of the Company since
  260 Long Ridge Rd.                     October 1991. Mr. Parker has been a director of J.G.
  Stamford, CT 06904                     Boswell Company since 1980 and a member of the
                                         Advisory Committee of Cambridge Capital Fund, L.P.,
                                         an investment partnership, since July 1988. Mr.
                                         Parker was the Vice Chairman and Executive Officer of
                                         General Electric Company from 1968 through 1980 and
                                         has served as a director of General Electric Company,
                                         Santa Fe Pacific Co., TRW, Inc., Pan Am and Pan
                                         American World Airways, and BHP-Utah Minerals
                                         International.

Lewis S. White................  55     Mr. White has been a director of the Company since May
  5 Orchard Hill Lane                    1991 and was a consultant to the Company from April
  Greenwich, CT 06831                    1991 to September 1992. Mr. White has been an
                                         independent consultant since February 1988 and was
                                         Vice President and Treasurer of Paramount
                                         Communications Inc., an entertainment and publishing
                                         company, from April 1985 through January 1988.

John H. Wilson................  52     Mr. Wilson has been a director of the Company since
  1500 Three Lincoln Centre              July 1983. Mr. Wilson also served as interim President
  Dallas, TX 75240                       of the Company from April 1991 until his resignation
                                         in October 1991. Mr. Wilson is a director of Capital
                                         Southwest Corporation and Encore Wire Corporation and
                                         has been the President of U.S. Equity Corporation, a
                                         venture capital firm, since 1983.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors has several standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, and a Stock Option Committee. The Board of Directors does not have a Nominating Committee.

     The function of the Executive Committee is to exercise the powers and duties of the Board of Directors while the Board of Directors is not in session to the fullest extent permissible under Delaware law. During the 1994 fiscal year, the members of the Executive Committee were: Chairman George F. Baker and Messrs. Bruce C. Conway and John H. Wilson. The Executive Committee held no meetings and did not act by written consent during the 1994 fiscal year.

     The function of the Audit Committee is to recommend the engagement of the Company's independent auditors and to review with such auditors the scope and results of their audit. The Committee is composed exclusively of directors who are, in the opinion of the Board of Directors, free from any relationships that would interfere with the exercise of independent judgment as an Audit Committee member. During the 1994 fiscal year, the members of the Audit Committee were:
Chairman Bruce C. Conway and Messrs. John J. McAtee, Jr. and Lewis S. White. The Audit Committee held one meeting and did not act by written consent during the 1994 fiscal year.

     The function of the Compensation Committee is to recommend rates of compensation and other similar matters with respect to employees of the Company. During the 1994 fiscal year, the members of the Compensation Committee were:
Chairman John H. Wilson and Messrs. George F. Baker and Bruce C. Conway. The Compensation Committee held two meetings and did not act by written consent during the 1994 fiscal year.

     The functions of the Stock Option Committee are to administer and interpret the Company's stock option plans, to grant options under such plans from time to time to eligible employees and non-employee directors of the Company and to determine the exercise price and option period at the time options are granted. During the 1994 fiscal year, the members of the Stock Option Committee were:
Chairman Jack S. Parker and Messrs. John J. McAtee, Jr. and Arthur H. Hutton. The Stock Option Committee held one meeting and did not act by written consent during the 1994 fiscal year.

     During the 1994 fiscal year, the Board of Directors held two meetings and acted four times by written consent.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the Company's last three fiscal years, the annual and long-term compensation of those persons who were, at December 31, 1994, (i) the Chief Executive Officer of the Company and (ii) all other executive officers whose salary and bonus for the last fiscal year exceeded $100,000 (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                        ANNUAL COMPENSATION                ------------
                                              ----------------------------------------      SECURITIES
                                                                        OTHER ANNUAL        UNDERLYING
    NAME AND PRINCIPAL POSITION      YEAR     SALARY($)   BONUS($)     COMPENSATION($)      OPTIONS(#)
-----------------------------------  ----     -------     --------     ---------------     ------------
George F. Baker                      1994         -0-        -0-             -0-                 -0-
  President(1)                       1993         -0-        -0-             -0-                 -0-
                                     1992         -0-        -0-             -0-              50,000
John H. Wilson                       1994     120,000        -0-             -0-              30,000
  Director(2)                        1993      48,000        -0-             -0-                 -0-
                                     1992         -0-        -0-             -0-              20,000

---------------

(1) Mr. Baker was appointed as President of the Company on October 16, 1991. To date, Mr. Baker has not received a salary for service as President.

(2) Mr. Wilson has been serving as an operating officer of the Company since January 1, 1994.

     The following table sets forth the option grants to the Named Officers in the last fiscal year:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL
                                                                                             REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF
                                             PERCENT OF                                        STOCK
                               NUMBER OF       TOTAL                                     PRICE APPRECIATION
                               SECURITIES     OPTIONS                                           FOR
                               UNDERLYING    GRANTED TO     EXERCISE OR                     OPTION TERM
                                OPTIONS     EMPLOYEES IN    BASE PRICE     EXPIRATION    ------------------
            NAME               GRANTED(#)   FISCAL YEAR       ($/SH)          DATE        5%($)     10%($)
-----------------------------  ---------    ------------    -----------    ----------    -------    -------
George F. Baker..............        --          --                --              --         --         --
John H. Wilson...............    30,000          60%          $11.875        05/15/04    244,044    567,771

     The following table sets forth, for the Company's fiscal year ended December 31, 1994, information concerning the exercise of options by the Named Officers and the value of unexercised options of the Named Officers:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                               VALUE OF
                                                                           NUMBER OF          UNEXERCISED
                                                                          UNEXERCISED        IN-THE-MONEY*
                                  SHARES OF                               OPTIONS AT          OPTIONS AT
                                 COMMON STOCK                          FISCAL YEAR END #   FISCAL YEAR END $
                                   ACQUIRED
                                 ON EXERCISE                             EXERCISABLE/        EXERCISABLE/
            NAME                      #           VALUE REALIZED $       UNEXERCISABLE       UNEXERCISABLE
-----------------------------    ------------     ----------------     -----------------   -----------------
George F. Baker..............          -0-                -0-                25,000             242,813
                                                                             25,000             242,813
John H. Wilson...............          -0-                -0-                 8,000              46,750
                                                                             42,000             418,875

---------------

* Based upon the closing price reported on the New York Stock Exchange on December 31, 1994, of $22.50 per share of Common Stock

                           COMPENSATION OF DIRECTORS

     Directors who are not officers of the Company or any of its subsidiaries ("Non-Employee Directors") each receive a quarterly fee of $2,000 for service on the Board of Directors and an additional $400 for each meeting of the Board of Directors attended plus travel and other business expenses. Arthur H. Hutton received $18,400 in consulting fees in 1994 for services rendered to Aero Corporation.

     Non-Employee Directors are eligible to participate in the Whitehall Corporation Non-Employee Directors' Stock Option Plan (the "Plan"). Pursuant to the Plan, each Non-Employee Director has received a non-discretionary grant of options to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock as of the date the options were granted. All such options become exercisable in five equal annual installments commencing one year after the grant date and expire ten years after the grant date. No options were awarded under the Plan in fiscal 1994. In addition, the Plan provides that the Stock Option Committee may, in its sole discretion, from time to time grant additional options to Non-Employee Directors in recognition of the performance of the Company and its subsidiaries, the performance of the Non-Employee Director, or such other factors as the Committee may determine. No such discretionary options were granted in fiscal 1994.

                      REPORT OF THE COMPENSATION COMMITTEE
                       AND THE STOCK OPTION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors consists of three directors of the Company. It is authorized to review and consider the Company's compensation standards and practices. On an annual basis, the Compensation Committee considers suggestions from management and makes recommendations to the Board of Directors concerning the cash compensation to be paid to executive officers and other employees of the Company and its subsidiaries. The Stock Option Committee of the Board of Directors was formed in March 1992 at the time of the adoption of the Company's stock option plans. It consists of three Non-Employee Directors. It administers such plans and awards long-term compensation in the form of stock options to Non-Employee Directors, executive officers and other eligible employees under such plans.

     The Company's executive compensation program is designed to attract and retain talented managers and to motivate such managers to enhance profitability and stockholder returns. Executive officers' compensation consists of base salary and benefits and may include incentives in the form of annual cash bonuses and stock options.

     In determining base salaries, the Compensation Committee considers recommendations from the President of the Company or the chief executives of the Company's subsidiaries. The Compensation Committee believes that executive officers' base salaries are competitive in relation to those of other companies of comparable size. The Compensation Committee has taken special notice that management is currently leading the Company through a transition phase in which new markets are being explored and developed. In future years, if such efforts result in earnings growth for the Company, the Compensation Committee intends to reward management with commensurate increases in salaries. Executive officers hired in 1994 were awarded salaries commensurate with their prior positions and experience.

     Annual cash bonuses may be awarded at the Compensation Committee's discretion for special individual contributions to the success of the Company. Although bonuses are not formally tied to a performance target, the Committee utilizes informal standards for earnings upon which the success of the Company is judged. In 1994, no discretionary cash bonuses were awarded to executive officers due primarily to earnings levels.

     All employees, including executive officers, and Non-Employee Directors are eligible to receive grants of stock options from the Company. Options granted generally have an exercise price equal to the market value of the Common Stock on the date of grant, generally become exercisable in equal annual installments over the five years after the date of grant and are contingent upon the optionee's continued employment. The number of options granted to an individual varies according to his or her individual contribution to the success of the Company. On May 16, 1994, John H. Wilson received a grant of options to purchase 30,000 shares of the Common Stock of the Company at an exercise price of $11.875 per share. On June 1, 1994, upon his appointment as President and Chief Executive Officer of Aero Corporation, a wholly owned subsidiary of the Company, Mark A. Owen received a grant of options to purchase 20,000 shares of the Common Stock of the Company at an exercise price of $12.625 per share. The Stock Option Committee intends to make future grants as necessary to focus managers on building profitability and stockholder value.

     In addition, the Company provides health care and retirement benefits for executive officers on terms generally available to all employees of the Company and its subsidiaries. The Compensation Committee believes that such benefits are comparable to those offered by other similarly-situated companies. Except as reported in the Summary Compensation Table, the amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed the lesser of $50,000 or 10% of the cash compensation of any executive officer in the last fiscal year.

     Recent amendments to the federal income tax laws impose limitations on the deductibility of compensation in excess of $1 million paid to executive officers in certain circumstances. The Compensation Committee and the Stock Option Committee intend that all compensation paid to the Company's executive officers in 1995 will be deductible by the Company under such tax laws.

     Since his appointment in 1991, George F. Baker, President of the Company, has received no salary for service as President. (See "Executive
Compensation -- Summary Compensation Table")

    George F. Baker                           Arthur H. Hutton
    Bruce C. Conway                           John J. McAtee, Jr.
    John H. Wilson (Chairman)                 Jack S. Parker (Chairman)

    Members of the Compensation               Members of the Stock Option Committee
    Committee

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1994, John H. Wilson served as the Chairman of the Company's Compensation Committee and also received an annual salary of $120,000 for serving as an officer of the Company.

                    FIVE-YEAR STOCKHOLDER RETURN COMPARISON

     Set forth below is a line-graph presentation comparing the cumulative stockholder return on the Company's Common Stock, on an indexed basis, against the cumulative total returns of the S&P Composite-500 Stock Index and the Multi-Industry Companies Index published by Media General Financial Services for the period of the Company's last five fiscal years (December 31, 1989 = $100):

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN FOR WHITEHALL CORPORATION COMMON STOCK, S&P COMPOSITE-500 STOCK INDEX AND MEDIA GENERAL FINANCIAL SERVICES MULTI-INDUSTRY COMPANIES INDEX

Measurement Period                     Whitehall       MG Group        S&P 500
(Fiscal Year Covered)                    Corp.          Index           Index
1989                                    100.00          100.00          100.00
1990                                     94.64           93.40           96.88
1991                                     92.86          105.69          126.42
1992                                    127.68          118.05          136.08
1993                                    103.57          144.26          149.80
1994                                    160.71          137.92          151.78

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as to the beneficial ownership of the Company's Common Stock as of March 23, 1995 by (i) each director of the Company, (ii) each Named Officer and (iii) all Directors and executive officers of the Company as a group. Unless otherwise indicated, the beneficial ownership for each person consists of sole voting and sole investment power.

                                                                                 PERCENTAGE OF
                                                           NUMBER OF SHARES     OUTSTANDING SHARES
                  NAME OF BENEFICIAL OWNER                 OF COMMON STOCK       OF COMMON STOCK
    ----------------------------------------------------   ----------------     ------------------
    George F. Baker                                           984,200(1)              36.4%
    Bruce C. Conway                                             8,000(2)                 *
    Arthur H. Hutton                                            2,000(3)                 *
    John J. McAtee, Jr.                                         3,500(4)                 *
    Jack S. Parker                                              5,000(4)                 *
    Lewis S. White                                              3,500(4)                 *
    John H. Wilson                                             18,500(5)                 *
    All current directors and executive
      officers as a group (10 persons)                      1,065,785(6)              39.4

---------------

 *   Represents less than 1% of the outstanding shares of Common Stock.

(1) Mr. Baker owns no Common Stock of the Company directly. However, as a Managing Partner of Cambridge Capital Fund, L.P., and as a Managing Partner of Baker Nye, L.P., he may be deemed to own beneficially the 657,200 shares of Common Stock of the Company owned by Cambridge Capital Fund, L.P. and the 289,500 shares owned by Baker Nye, L.P. Mr. Baker is also deemed to own beneficially 37,500 shares of Common Stock attributable to options exercisable within 60 days.

(2) Includes 7,500 shares of Common Stock attributable to options exercisable within 60 days.

(3) Includes 2,000 shares of Common Stock attributable to options exercisable within 60 days.

(4) Includes 3,000 shares of Common Stock attributable to options exercisable within 60 days.

(5) Includes 18,000 shares of Common Stock attributable to options exercisable within 60 days.

(6) Includes 94,400 shares of Common Stock attributable to options exercisable within 60 days. Also includes 947,315 shares of Common Stock as to which the powers to vote and dispose are shared with related parties or family members.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to the beneficial ownership of the Company's Common Stock as of March 23, 1995, unless otherwise indicated, by each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock. Unless otherwise indicated, the beneficial ownership for each person consists of sole voting and sole investment power.

                                                              PERCENTAGE OF
         NAME AND ADDRESS              NUMBER OF SHARES     OUTSTANDING SHARES
        OF BENEFICIAL OWNER            OF COMMON STOCK       OF COMMON STOCK
-----------------------------------    ----------------     ------------------
Cambridge Capital Fund, L.P.                657,200                24.3%
767 Fifth Avenue
New York, NY 10153
Baker Nye, L.P.                             289,500                10.7
767 Fifth Avenue
New York, NY 10153
Lee D. Webster                              255,002(1)              9.4
4931 Thunder Road
Dallas, TX 75244
Dimensional Fund Advisors Inc.              241,300(2)              9.0
1299 Ocean Avenue
Santa Monica, California 90401

---------------

(1) Based upon information provided by Mr. Webster to the Company. Includes 102,657 shares owned by trusts for the benefit of Mr. Webster's children, for which he serves as sole trustee and with respect to which he disclaims beneficial ownership.

(2) Beneficial ownership reported as of December 31, 1994, in a statement on
     Schedule 13G filed on behalf of Dimensional Fund Advisors Inc., a registered investment adviser ("Dimensional"), and related entities on or about January 31, 1995. Dimensional is deemed to have beneficial ownership of 241,300 shares of Common Stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

     On December 31, 1994, pursuant to six 8% demand promissory notes executed between 1986 and 1990, Mr. Daniel R. Donham, a Vice President of the Company, was indebted to the Company in the aggregate amount of approximately $321,000, which was the largest aggregate amount of such indebtedness outstanding during 1994. On the same date, pursuant to five 8% demand promissory notes executed between 1986 and 1990, Mr. E. Forrest Campbell, a Vice President of the Company, was indebted to the Company in the aggregate amount of approximately $236,000, which was the largest aggregate amount of such indebtedness outstanding during 1994. All such notes were issued to facilitate the purchase of Common Stock by Mr. Donham and Mr. Campbell.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of the Company, and persons who own beneficially greater than ten percent of the Common Stock of the Company ("ten-percent beneficial owners"), to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock on Forms 3, 4, and 5. Reporting parties are required by regulation to furnish the Company with copies of all Section 16(a) reports.

     To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors, and ten-percent beneficial owners were complied with in 1994, except that Arthur H. Hutton inadvertently filed a late Form 3 required to be filed because of his election as a director of the Company (and grant of options) in May 1993 and failed to file a Form 5 for the 1993 and 1994 fiscal years with respect to the same events.

                                   PROPOSAL 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

                       RATIFICATION OF THE APPOINTMENT OF
                        ARTHUR ANDERSEN LLP AS AUDITORS

     The Board of Directors has appointed the firm of Arthur Andersen to examine the financial statements of the Company for the year ending December 31, 1995, subject to ratification by the stockholders. Arthur Andersen was employed by the Company as its independent auditors for fiscal 1994. Stockholders are asked to ratify the action of the Board of Directors in making such appointment.

     It is expected that representatives of Arthur Andersen will attend the Meeting, at which time they will be available to respond to appropriate questions.

     The Board of Directors recommends a vote for ratification, and it is intended that proxies not marked to the contrary will be so voted. The affirmative vote of the holders of a majority of the shares of the Common Stock present at the Meeting in person or by proxy is required for the ratification of the appointment of Arthur Andersen as the Company's auditors.

                                 OTHER BUSINESS

     Management knows of no business to be brought before the Meeting other than Proposal 1 and Proposal 2 as set forth in the Notice of Annual Meeting. If any other proposals come before the Meeting, it is intended that the shares represented by proxies shall be voted in accordance with the judgment of the person or persons exercising that authority conferred by the proxies.

                                 ANNUAL REPORT

     Financial statements of the Company, the Company's certified public accountant's report thereof and management's discussion and analysis of the Company's financial condition and results of operations are contained in the Company's 1994 Annual Report to Stockholders and the Company's Annual Report on Form 10-K, copies of which have been sent to each stockholder of record along with a copy of this Proxy Statement. Neither the Annual Report nor the Form 10-K is to be regarded as proxy soliciting material or communications by means of which any solicitation is to be made.

                             STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be presented at the next Annual Meeting of Stockholders (to be held in 1996) must be received by the Company on or before November 30, 1995, in order to be included in the proxy statement and proxy for that meeting. The mailing address of the Company for submission of any such proposals is given on the first page of this Proxy Statement.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARDS AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE UPCOMING ANNUAL MEETING IN PERSON.

                                          By Order of the Board of Directors,

                                                    BRUCE C. CONWAY
                                                       Secretary

PRELIMINARY COPY --

                                       WHITEHALL CORPORATION
                              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                       TO BE HELD MAY 1, 1995

                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                             DIRECTORS

                           The undersigned hereby appoints George F. Baker,
                        Daniel R. Donham, and E. Forrest Campbell, III, and each of them, with full power of substitution and resubstitution, the attorney(s) and the proxy(ies) of the undersigned, to vote all shares of Common Stock of Whitehall Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 1, 1995, and any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, on the following matters, as instructed below, and, in their discretion, on such other matters as may properly come before the meeting.

                           1. ELECTION OF DIRECTORS.

                       / / FOR all nominees listed below                    / / WITHHOLD AUTHORITY to vote for
                           (except as indicated to the contrary below)          all nominees listed below

                        George F. Baker, Bruce C. Conway, Arthur H. Hutton, John J. McAtee, Jr., Jack S. Parker, Lewis S. White and John H. Wilson

                        Instruction: If you wish to withhold authority and
                                     preclude the proxy from voting for any
                                     individual nominee(s), write the
                                     name(s) in the space below:

                        ----------------------------------------------------

                          2. RATIFICATION OF THE APPOINTMENT OF ARTHUR
                             ANDERSEN LLP AS THE COMPANY'S INDEPENDENT
                             AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER
                             31, 1995.

                             / / FOR          / / AGAINST          / / ABSTAIN

                          3. IN THEIR DISCRETION THE PROXIES NAMED ABOVE ARE
                             AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                           THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF
                        NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH NOMINEE NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
                                                     Dated:___________, 1995
                                                       Please fill in date

                                                     NOTE: Please sign
                                                     exactly as name appears
                                                     on this Proxy Card.
                                                     Joint owners should
                                                     each sign.

                                                     -----------------------
                                                          Signature of
                                                           Stockholder

                                                     -----------------------
                                                          Signature of
                                                           Stockholder

                                                     When signing as
                                                     Attorney, Executor,
                                                     Administrator, Trustee
                                                     or Guardian, please
                                                     give full title as
                                                     such. If signer is a
                                                     corporation, please
                                                     sign with the
                                                     corporation's full name
                                                     by a duly authorized
                                                     officer, stating title.
                                                     If signer is a
                                                     partnership, please
                                                     sign with the
                                                     partnership's full name
                                                     by an authorized
                                                     person.